                                                                   EXHIBIT 10.l.



                Supplemental Benefits Agreement
                dated July 9, 1990 and December 6, 1990
                between M.A. Stein and the Parent

                                                                   EXHIBIT 10.l.



              Supplemental Benefits Agreement dated July 9, 1990



                      [Bank of America NT&SA Letterhead]



                                 July 9, 1990



Mr. Martin A. Stein
Executive Vice President
BankAmerica Systems Engineering #3001
San Francisco

Re:  Special Annuity
     ---------------

Dear Marty:

     Per the terms of your employment offer, we agree to pay you an annual benefit of $20,000, payable monthly, commencing at age 65 and ceasing upon your death.

     I just wanted to inform you that the Benefit Department is accruing for this benefit. As detailed in your offer letter, these payments are separate from any benefits you may receive from the BankAmeraccount and BankAmerishare plans.

     A copy of this letter is being included in your Personnel file and the Retirements department for future reference and planning.


                                          Sincerely,

                                          /s/  ROBERT N. BECK

                                          Robert N. Beck




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

                                                                   EXHIBIT 10.l.



            Supplemental Benefits Agreement dated December 6, 1990



                      [Bank of America NT&SA Letterhead]



                                 December 6, 1990



Marty Stein
Executive Vice President
BASE Executive Office #3789


Dear Marty:

     Per the terms of your offer letter, effective September 1990 you became vested in an equivalent benefit of $20,000 per year (payable monthly) commencing the month you reach age 65 and with all payments ceasing upon death. These benefits are separate from the BankAmeraccount and BankAmerishare plans. These payments were to provide you a benefit equivalent to the retirement benefits that would have been vested at Paine Webber.

     If you have any questions regarding this issue, please let me know.

                                          Sincerely,

                                          /s/ ROBERT N. BECK

                                          Robert N. Beck



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